Exhibit 99.3

Q3 2011 EARNINGS CONFERENCE CALL Aspen Insurance Holdings Limited AHL: NYSE October 28, 2011

AHL: NYSE SAFE HARBOR DISCLOSURE 2 This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts. This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.co Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts.

AHL: NYSE FINANCIAL HIGHLIGHTS: Q3 2011 AHL: NYSE 3 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co

AHL: NYSE FINANCIAL HIGHLIGHTS: YTD 2011 AHL: NYSE 4 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co.

AHL: NYSE GROWTH IN BOOK VALUE PER SHARE AND NET INCOME ROE AHL: NYSE 5 (*) Note: See Aspen's quarterly financial supplement for a reconciliation of average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co

AHL: NYSE BUSINESS PERFORMANCE AND MARKET OUTLOOK : Q3 2011 Information reflecting Aspen's portfolios as at September 30, 2011 Key located on page 23 6

AHL: NYSE FINANCIAL HIGHLIGHTS: GWP GROUP SUMMARY Q3 2011 AHL: NYSE 7

AHL: NYSE FINANCIAL HIGHLIGHTS: GWP GROUP SUMMARY YTD 2011 8

AHL: NYSE FINANCIAL HIGHLIGHTS: GROUP SUMMARY Q3 2011 Q3 2010 Q3 2011 9

AHL: NYSE FINANCIAL HIGHLIGHTS: GROUP SUMMARY YTD 2011 YTD 2010 YTD 2011 10

AHL: NYSE KEY PERFORMANCE METRICS: Q3 2011 AND YTD 2011 11 Q3 2010 Q3 2011 YTD 2010 YTD 2011

AHL: NYSE RESULTS BY BUSINESS SEGMENT: Q3 2011 (*) Underwriting income is calculated as underwriting revenues less underwriting expenses. 12 Q3 2010 Q3 2011

AHL: NYSE RESULTS BY BUSINESS SEGMENT: YTD 2011 (*) Underwriting income is calculated as underwriting revenues less underwriting expenses. 13 YTD 2010 YTD 2011

AHL: NYSE KEY PERFORMANCE METRICS: COMBINED RATIO Q3 2011 * 14

AHL: NYSE KEY PERFORMANCE METRICS: COMBINED RATIO YTD 2011 * 15

AHL: NYSE FINANCIAL HIGHLIGHTS: TOTAL INVESTMENT RETURN Q3 2011 - 16 Annualized Investment Return for the Quarter of 7.1% There were no other-than-temporary impairment charges for the three months ended September 30, 2010 and September 30, 2011.

AHL: NYSE FINANCIAL HIGHLIGHTS: TOTAL INVESTMENT RETURN YTD 2011 - 17 Annualized Investment Return for the Nine Months of 5.1% (*) There were no other-than-temporary impairment charges for the nine months ended September 30, 2011.

AHL: NYSE FIXED INCOME PORTFOLIO BY ASSET TYPE 18 Overall portfolio asset allocations have not changed significantly during the period.

AHL: NYSE EUROZONE INVESTMENT EXPOSURES BY CREDIT RATING 1 Eurozone exposures consist of sovereigns and high quality corporates with 96% having a rating of "A" or above, with de minimis exposure to Italian and Spanish corporate bonds. Note - Aspen takes the lower of the Moody's and S&P ratings. (US$ in millions)

AHL: NYSE 20 CATASTROPHE LOSS SUMMARY (US$ in millions) (*) Q1 losses include Australian floods, New Zealand earthquakes, and Japanese earthquake and tsunami. Q2 losses include U.S. weather related events Q3 losses include Hurricane Irene and other natural catastrophes comprising (U.S., Canadian, Scandinavian and Asian weather related events).

AHL: NYSE ASPEN'S MODELLED WORLDWIDE NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES 21 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity Source: Aspen analysis using RMS v11.0 occurrence exceedance probability as at September 1, 2011 and Shareholders' Equity of $3,150.5 million at September 30, 2011. U.S. Wind is a blend of RMS v11 and AIR v12.5 weighted 50% for each model. European Wind remains based on RMS v10 given v11 for this peril has been released recently and is currently being tested.

RESERVES AND RESERVING PHILOSOPHY: CONSISTENT LEVELS OF RESERVE ADEQUACY 22 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves. Source: Aspen Company Data AHL: NYSE Absolute Level of Reserve Margin Has Remained Consistent

RESERVES AND RESERVING PHILOSOPHY: RESERVE POSITION 1 Overall Reserve Position at 89th Percentile vs. 88% at Year End 2010 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves. Source: Aspen Company Data AHL: NYSE

AHL: NYSE 2011 GUIDANCE 22

AHL: NYSE BUSINESS PERFORMANCE AND MARKET OUTLOOK: KEY Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Outlook Key 1 2 3 4 5 6 Excellent Excellent Significantly Up Excellent Significantly Up Excellent Good Good Up Good Up Good Satisfactory Satisfactory Flat Satisfactory Flat Satisfactory Of Concern Of Concern Down Of Concern Down Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Unsatisfactory 23